                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                          EARL SCHEIB, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                               EARL SCHEIB, INC.
                            8737 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders of
EARL SCHEIB, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EARL SCHEIB, INC. (the "Company") will be held in the Hana Room at the Le Meridien Hotel located at 465 S. La Cienega Boulevard, Los Angeles, California on Friday, August 25, 2000 at 10:00 a.m., for the following purposes:

    (1) To elect seven directors, each for a term of one year and until their successors shall have been duly elected and qualified.

    (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

    Only shareholders of record at the close of business on July 7, 2000 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof.

    Your attention is called to the Proxy Statement and accompanying Proxy Card. You are requested, whether or not you plan to be present at the meeting, to sign, date and return the Proxy Card in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares at the meeting.

    A copy of the 2000 Annual Report of the Company accompanies this Notice but is not a part of the proxy solicitation material.

                                          By order of the Board of Directors

                                          [SIGNATURE]

                                          David I. Sunkin
                                          VICE PRESIDENT & GENERAL COUNSEL,
                                          SECRETARY

Beverly Hills, California
July 25, 2000

IF YOU PLAN TO ATTEND:

    PLEASE NOTE THAT ATTENDANCE IS LIMITED TO SHAREHOLDERS ONLY. EACH SHAREHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION. SHAREHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME") WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE TO GAIN ADMISSION TO THE MEETING.

    Earl Scheib, Inc. is listed and traded on the American Stock Exchange (Symbol "ESH").

                                     [LOGO]

                               EARL SCHEIB, INC.
                            8737 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD AUGUST 25, 2000 AT 10:00 A.M.
                               LE MERIDIEN HOTEL
                          465 S. LA CIENEGA BOULEVARD
                                LOS ANGELES, CA.

                            ------------------------

    The accompanying proxy is solicited by the Board of Directors of Earl Scheib, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders to be held on Friday, August 25, 2000 and any adjournments thereof (the "Meeting"). Shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the Meeting. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

    This Notice of Annual Meeting and Proxy Statement is being mailed to shareholders on or about July 25, 2000.

                               VOTING SECURITIES

    Only shareholders of record at the close of business on July 7, 2000, are entitled to notice of and to vote at the Meeting, each share having one vote. In electing directors, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees. Directors will be elected by a plurality of votes cast by holders of shares of Common Stock voting in person or by proxy at the Meeting. Approval of any other proposals will require the affirmative vote of the holders of a majority of shares of Common Stock voting in person or by proxy at the Meeting. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. On the record date, the Company had issued and outstanding 4,358,682 shares of Common Stock, par value $1.00.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table indicates the number of shares of the Company's Common Stock beneficially owned as of June 30, 2000, by (i) all persons known to the Company who own more than 5% thereof, (ii) all directors of the Company, and
(iii) all directors and executive officers of the Company as a group:

                                                                                          PERCENT OF
NAME OF                                                          AMOUNT AND NATURE        OUTSTANDING
BENEFICIAL OWNER                                             OF BENEFICIAL OWNERSHIP(A)     SHARES
----------------                                             --------------------------   -----------
Dimensional Fund Advisors, Inc ............................            343,000(b)             7.9%
  1229 Ocean Avenue, Suite 650
  Santa Monica, CA 90401

Gabelli Funds, Inc. and affiliates ........................          1,601,193(c)            36.7%
  One Corporate Center
  Rye, NY 10580

Lawndale Capital Management, LLC ..........................            241,400(d)             5.5%
  1 Sansome Street #3900
  San Francisco, CA 94104

Christian K. Bement........................................            311,500(e)             7.1%

Stuart D. Buchalter........................................            629,000(f)            14.4%

Philip Wm. Colburn.........................................            174,500(g)               4%

David Eisenberg............................................              7,500(h)               *

Alexander L. Kyman.........................................             23,500(i)               *

Daniel A. Seigel...........................................            125,000(j)             2.9%

Greg Helm..................................................              2,500                  *

All directors, nominees for director and executive officers                                      %
  as a group (10 persons)..................................          1,342,650               30.8

------------------------

*   Indicates ownership of less than 1% of the Company's Common Stock

(a) Except as noted below, each of such beneficial owners exercises sole voting and investment power over all shares shown. Amounts include shares owned outright plus shares which could be acquired on or before August 30, 2000.

(b) According to a Securities and Exchange Commission Schedule 13D, dated February 11, 2000. Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts, (these investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Company that are owned by the Portfolios. Dimensional disclaims beneficial ownership of such securities.

(c) According to a Securities and Exchange Commission Schedule 13D, dated
    June 14, 2000, Gabelli Funds, Inc. and its affiliates hold all such shares for the benefit of their clients. Gabelli Funds, Inc. claims beneficial ownership of all 1,601,193 shares except for 9,460 shares owned by Mario J. Gabelli as an individual.

(d) According to a Securities and Exchange Commission Schedule 13D, dated February 15, 2000.

(e) Includes 51,500 shares owned outright and 260,000 shares which may be acquired upon the exercise of employee stock options which are presently exercisable.

(f) Includes 25,000 shares owned outright and 5,000 shares which may be acquired upon the exercise of directors' stock options which are presently exercisable. Mr. Buchalter is one of two successor co-executors of the Estate of Earl A. Scheib which owns 599,000 shares over which Mr. Buchalter shares investment and voting power but disclaims beneficial ownership of the estate's shares.

(g) Includes 4,500 shares owned outright, 20,000 shares which may be acquired upon the exercise of directors' stock options and 150,000 shares which may be acquired upon the exercise of employee stock options which are presently exercisable.

(h) Includes 2,500 shares owned outright by a trust of which Mr. Eisenberg is one of two trustees and 5,000 shares which may be acquired upon the exercise of directors' stock options which are presently exercisable.

(i) Includes 1,000 shares owned by a trust of which Mr. Kyman is one of two trustees, 2,500 shares in an Individual Retirement Account and 20,000 shares which may be acquired upon the exercise of directors' stock options which are presently exercisable.

(j) Includes 100,000 shares owned outright and 25,000 shares which may be acquired upon the exercise of directors' stock options which are presently exercisable.

                             ELECTION OF DIRECTORS

    Seven persons are to be elected to the Board of Directors, each for a term of one year, commencing on the date of the Meeting and continuing until the Annual Meeting of Shareholders to be held in 2001 and until their successors have been duly elected and qualified. Of the seven nominees, Stuart D. Buchalter, as the successor co-executor for the estate of Earl A. Scheib, and Christian Bement may be deemed "controlling persons" of the Company.

    All of the nominees are currently serving as directors of the Company. In the event that any nominee for director would become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

INFORMATION CONCERNING DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

    The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director of the Company, as well as his age, business experience, other directorships held by him and the period during which he has previously served as director of the Company:

NAME, AGE                              PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
AND PRESENT POSITION                      OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
--------------------            ------------------------------------------------------------
Philip Wm. Colburn, 71 .......  A director since June 1992, Mr. Colburn was elected Chairman
  Chairman of the Board         of the Board of the Company effective January 1, 1999.
                                Mr. Colburn has more than 40 years experience in the
                                automotive industry. Since March 1988, Mr. Colburn has
                                served as the Chairman of the Board of Allen Telecom, Inc.
                                (NYSE), which is a manufacturer of telecommunications
                                products. From March 1988 to January 1992, Mr. Colburn also served as the Chief Executive Officer of Allen Telecom, Inc.
                                Mr. Colburn is also a Director of Superior Industries
                                International, Inc. (OEM wheels and custom auto
                                accessories), and Transpro, Inc. (manufacturer and supplier of automotive components and systems).

NAME, AGE                              PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
AND PRESENT POSITION                      OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
--------------------            ------------------------------------------------------------
Christian K. Bement, 58 ......  Mr. Bement became President and Chief Executive Officer on
  President and Chief           January 1, 1999. Mr. Bement previously served the Company as
  Executive Officer, Director   its Executive Vice President and Chief Operating Officer
                                since February 1995 and became a director in 1997. Prior
                                thereto and for over 25 years, Mr. Bement served in various senior executive positions at Thrifty Corporation, most
                                recently, from 1990-1994, as Executive Vice President.

Stuart D. Buchalter, 62 ......  Stuart Buchalter has served as a director of the Company
  Director                      since 1997. Mr. Buchalter has been Of Counsel with the
                                California law firm of Buchalter, Nemer, Fields & Younger, a
                                Professional Corporation, since August 1980. He has been an officer of East-West Capital Associates, Inc., a venture
                                capital investment firm, since February 1996. From
                                August 1980 to June 1993, he served as Chairman of the Board of Directors and Chief Executive Officer of Standard Brands
                                Paint Company, a paint retailer and manufacturer.
                                Mr. Buchalter is a director of The Warnaco Group, Inc., an apparel manufacturer, City National Corp., the holding
                                company for City National Bank, e4L, Inc., (formerly
                                National Media Corporation), a direct response marketer
                                company, and Faroudja, Inc., a video imaging enhancement
                                company. He is also Chairman of the Board of Trustees of
                                Otis College of Art and Design. Mr. Buchalter is currently
                                Chairman of the Company's Audit Committee. Mr. Buchalter is
                                the uncle of David I. Sunkin, the Company's Vice President &
                                General Counsel.

David Eisenberg, 64 ..........  A director since June, 1999, Mr. Eisenberg is currently
  Director                      Chief Executive Officer of Eisenberg & Associates, a retail consulting firm. Mr. Eisenberg is also Chairman of Let's
                                Talk Cellular & Wireless, a retail chain of 260 stores
                                selling cellular and wireless products, services and
                                accessories.   From 1998 to March 2000, Mr. Eisenberg was
                                Chief Executive Officer of Let's Talk Cellular & Wireless.
                                In May 2000, Let's Talk Cellular & Wireless filed for
                                reorganization under Chapter 11 of the United States
                                Bankruptcy Code. Mr. Eisenberg, from 1992-1998, was
                                Chairman, President & Chief Executive Officer of Chief Auto
                                Parts, Inc., a national retail auto parts chain. Prior to
                                that and for 38 years, Mr. Eisenberg worked for Peoples
                                Drug Stores, Inc., a retail chain of 500 stores, eventually becoming President and Chief Operating Officer.
                                Mr. Eisenberg is currently a member of the Company's
                                Compensation Committee.

Alexander L. Kyman, 70 .......  A director since August 1994, Mr. Kyman from 1984 to 1992
  Director                      was President of City National Bank (commercial bank). From
                                1992 through 1993, Mr. Kyman was Vice Chairman of City
                                National Bank. Currently, Mr. Kyman is a business and
                                financial consultant. Mr. Kyman is currently a member of the
                                Company's Audit Committee and Chairman of the Compensation
                                Committee.

NAME, AGE                              PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
AND PRESENT POSITION                      OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
--------------------            ------------------------------------------------------------
Gregory J. Helm, 52 ..........  A director since April 2000, Mr. Helm has been, since 1994,
  Director                      co-founder and President of Houston Helm and Company, a
                                nationally recognized advertising agency and graphic design firm. Mr. Helm is currently a member of the Company's Audit
                                Committee and Compensation Committee.

Daniel A. Seigel, 58 .........  A director since November 1994 when Mr. Seigel was employed
  Director                      as the Company's President and Chief Executive Officer.
                                Mr. Seigel is currently Chairman and Chief Executive Officer of Hartleigh Creations, Inc. (a promotional products
                                company). Mr. Seigel resigned as President and Chief
                                Executive Officer of the Company on December 31, 1998. From
                                March 1993 to 1994, Mr. Seigel was President and Chief
                                Executive Officer of Thrifty Corporation (retail drug stores and sporting goods).

                             THE BOARD OF DIRECTORS

MEETINGS, ORGANIZATIONS AND REMUNERATION

    During the fiscal year ended April 30, 2000, the Board of Directors met four
(4) times. For their services on the Board during the 2000 fiscal year, all non-employee directors were paid $18,000 as a retainer which includes compensation for all regular meetings. Non-employee directors receive an additional $1,000 for each special meeting, if any, attended in person. Members of the Audit Committee, the Compensation Committee and the Nominating Committee receive $500 for each committee meeting attended in person. Mr. Colburn is currently paid $60,000 per year for his services and was granted an option to purchase 250,000 shares of the Company's common stock during fiscal 1999. Each director attended at least 75% of all Board and applicable committee meetings.

AUDIT COMMITTEE

    The Audit Committee has adopted a charter pursuant to which it
(i) recommends to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Company's books and records;
(ii) reviews with such accounting firm the scope and results of the annual audit; (iii) reviews the adequacy of the Company's system of internal accounting controls with such independent accountants; (iv) reviews fees charged by the independent accountants for professional services; and (v) reviews pronouncements as to accounting standards for their applicability to the Company

    The Company's independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. The Audit Committee during fiscal year 2000 consisted of three non-employee directors, Messrs. Stuart D. Buchalter, who acts as Chairman, Alexander L. Kyman and David Eisenberg. The Committee met one (1) time during the fiscal year ended April 30, 2000.

COMPENSATION COMMITTEE

    The Compensation Committee reviews and approves all salary arrangements and other compensation for officers of the Company. The Compensation Committee during fiscal year 2000 consisted of three non-employee directors, Messrs. Alexander L. Kyman, who acts as Chairman, Stuart D. Buchalter and David Eisenberg. The Compensation Committee met three (3) times during the fiscal year ended April 30, 2000.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

    No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

NOMINATING COMMITTEE

    The Nominating Committee, composed of Messrs. Colburn, Bement and Seigel, is responsible for soliciting recommendations for candidates for the Board of Directors; developing and reviewing background information for candidates; and making recommendations to the Board regarding such candidates. The Nominating Committee did not meet during fiscal year 2000. The Nominating Committee will consider shareholder nominations that have been submitted in accordance with the Company's Advance Notice Procedures as stated in the Bylaws.

                             EXECUTIVE COMPENSATION

    The following tables and narrative text discuss the compensation paid in the fiscal year ended April 30 2000 ("Fiscal 2000"), and the two prior fiscal years to the Company's Chief Executive Officer and the Company's other executive officers whose disclosure of compensation is required pursuant to the rules of the Securities and Exchange Commission (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                           ANNUAL COMPENSATION             COMPENSATION
                                      ------------------------------   ---------------------      ALL OTHER
NAME AND                               FISCAL     SALARY     BONUS     SECURITIES UNDERLYING   COMPENSATION(4)
PRINCIPAL POSITION                      YEAR       ($)        ($)           OPTIONS (#)              ($)
------------------                    --------   --------   --------   ---------------------   ---------------
Christian K. Bement ................    2000     220,000          0                                 3,200
  President & Chief Executive           1999     190,063          0           100,000
  Officer(1)                            1998     170,000     24,948

Charles E. Barrantes ...............    2000     116,255          0            50,000
  Vice President & Chief Financial
  Officer(2)

David I. Sunkin ....................    2000     130,005          0                                 2,383
  Vice President & General Counsel,     1999     115,920     12,000            20,000
  Secretary(3)                          1998      98,125     12,098

James Smith ........................    2000     109,038          0                                 2,087
  Vice President--Shop Operations       1999     112,052          0
                                        1998      92,334      6,881

------------------------

(1) Prior to January 1, 1999, Mr. Bement served as Executive Vice President and Chief Operating Officer. Mr. Bement is entitled to termination benefits under certain circumstances.

(2) Reflects 9 months of service.

(3) Mr. Sunkin is entitled to termination benefits under certain circumstances. Mr. Sunkin is the nephew of Stuart D. Buchalter, a director of the Company.

(4) The amounts shown in this column consist of matching contributions by the Company under the Earl Scheib, Inc. Employee Savings Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information with respect to option grants to the Company's Named Executives during Fiscal 2000 and the potential realizable value of such option grants.

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                                 ANNUAL RATES
                                                    % OF TOTAL                                  OF STOCK PRICE
                                                     OPTIONS                                   APPRECIATION FOR
                                 NUMBER OF          GRANTED TO    EXERCISE OR                     OPTION TERM
                           SECURITIES UNDERLYING   EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------
NAME                        OPTIONS GRANTED (#)    FISCAL YEAR      ($/SH)         DATE       5% ($)      10% ($)
----                       ---------------------   ------------   -----------   ----------   ---------   ---------
Charles E. Barrantes.....         50,000                43           4.50         8/02/09     141,501     358,592

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth below information with respect to previously granted options which were exercised (if any) or which remain outstanding for the Named Executives.

                                                                 NUMBER OF
                                                            UNEXERCISED OPTIONS          VALUE OF UNEXERCISED
                                                               AT FY-END (#)            IN-THE MONEY OPTIONS(1)
                         ON EXERCISE   VALUE REALIZED   ---------------------------   ---------------------------
NAME                         (#)            ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   --------------   -----------   -------------   -----------   -------------
Christian K. Bement....       0              0            240,000        60,000            0              0

Charles E. Barrantes...       0              0                  0        50,000            0              0

David I. Sunkin........       0              0             38,000        12,000            0              0

James E. Smith.........       0              0             21,500         1,500            0              0

------------------------

(1) Value based upon $3.75 closing price per share of Common Stock on April 28, 2000.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    The Report of the Compensation Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is responsible for administering the executive compensation plans and programs of the Company including the 1994 Performance Employee Stock Option Plan and for making recommendations to the Board of Directors regarding the compensation and benefits provided to the Chief Executive Officer and the other executive officers. Each member of the Compensation Committee during fiscal 2000, whose names are set forth below this report, is an independent director of the Company.

COMPENSATION POLICIES

    The Company's executive compensation programs are designed to:

    1. Motivate executive officers to enhance the Company's performance for the benefit of its shareholders.

    2. Reward executives for superior individual contributions to the achievement of the Company's business objectives, and

    3. Align the interests of the Company's executive officers and key employees with the interests of its shareholders through equity and performance based compensation programs.

    For Fiscal 2000, the key elements of the compensation program for executive management were base salary, cash bonuses and stock option grants. The Compensation Committee reevaluates executive compensation periodically to institute compensation packages which relate in part to overall Company performance and are similar to compensation packages awarded to similar positions in the industry. The Compensation Committee has previously retained an independent executive compensation consulting firm to evaluate the competitive position and structure of the Company's executive compensation plans and programs.

BASE SALARY

    Base salary levels generally are determined on the Compensation Committee's assessment of prevailing levels among similarly sized and situated publicly-held companies. The Compensation Committee also considers other factors, including the Company's financial performance, the depth of the duties and functions of each of the Named Executives, the individual executives performance for the year, other benefits available to the Named Executives and the recommendations of the Company's Chief Executive Officer. The base salary is deemed to have been appropriate by the Compensation Committee in view of the value of stock options granted and the prior and expected contributions of the Named Executives to the Company's development.

ANNUAL PERFORMANCE BONUS PLAN

    The Company utilizes an annual performance bonus plan entitled Management By Objectives ("MBO"). Under the MBO, annual incentives are established for the Named Executives, all other executives and certain key employees of the Company. The actual award is based on Company performance and individual performance, and may be greater or less than the target annual incentive. If the Company does not meet a threshold level of performance, no awards may be granted with the exception of discretionary annual bonuses discussed below. Generally, an individual's target award is calculated by assigning various weights to objective performance criteria such as sales increases, profit growth and individual objectives. Payments made under this Plan are earned and made in the fiscal year following the fiscal year in which the performance occurred. No payments were made under this plan during Fiscal 2000 since the Company did not achieve the required threshold.

DISCRETIONARY ANNUAL BONUSES

    Discretionary bonuses may be granted by the Company to executive officers for exceptional individual performance.

EQUITY BASED PLANS

    Stock options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's stock. Stock options only have value if the stock price appreciates in value from the date the options are granted.

    In 1994, the shareholders adopted, and amended in 1996, the Earl
Scheib, Inc. 1994 Performance Employee Stock Option Plan (the "1994 Performance Plan"). The 1994 Performance Plan was adopted to better align the interests of the Company's management and employees with those of the shareholders. Options will be granted to key employees who have made and are expected to continue to make valuable contributions to the Company. Options are typically granted at fair market value or higher on the date of grant and typically vest over a three to four year period.

    In addition, the shareholders, in 1994, adopted the Earl Scheib, Inc. 1994 Board of Directors Stock Option Plan (the "1994 Directors Option Plan") to provide an equity based incentive to the Company's non-employee directors. The 1994 Directors Option Plan provides that each independent director shall be eligible for an initial grant of options to purchase 10,000 shares of Common Stock at the fair market value on the date of grant and vest over a four year period. In 1996, the shareholders approved an amendment to the 1994 Directors Option Plan to further link the interests of the directors with those of the shareholders by providing the directors an opportunity to receive a grant of an additional option to purchase four times the number of shares of Company Common Stock the director purchases on the open market (up to a maximum of an option to purchase 10,000 shares).

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Mr. Bement was elected President and Chief Executive Officer on January 1, 1999. Mr. Bement previously served the Company as its Executive Vice President and Chief Operating Officer at an annual salary of $170,000. As a result of Mr. Bement's promotion and increase in duties and responsibilities, the Committee increased his salary to $220,000 and granted him stock options to purchase up to an additional 100,000 shares of Common Stock. The Compensation Committee considered compensation packages provided for similar positions in similar industries in arriving at Mr. Bement's compensation package. All of the options were granted at the closing price of the Common Stock on the American Stock Exchange on the date of Mr. Bement's election and vest over a 30-month period. Mr. Bement participates in the MBO to the same extent as the prior CEO which allows Mr. Bement to earn up to 50% of his salary if the Company meets certain financial performance targets.

    Mr. Bement serves the Company in an "at-will" capacity pursuant to an Employment Agreement which provides for termination benefits under certain circumstances.

                                          Alexander L. Kyman, Chairman
                                          Stuart D. Buchalter
                                          David Eisenberg

PERFORMANCE GRAPH

    The Performance Graph below compares total cumulative return on the Company's Common Stock, the AMEX Index and the Media General Automotive Parts and Accessories Industry Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         EARL SCHEIB,INC.  MG GROUP INDEX  AMEX MARKET INDEX
4/28/95            100.00          100.00             100.00
4/30/96            112.50          117.13             122.33
4/30/97             88.46          133.67             113.52
4/30/98            142.31          182.64             154.18
4/30/99             80.77          166.27             142.91
4/28/00             57.69          149.73             171.15

SECTION 16(a) REPORTING DELINQUENCIES

    Under federal securities laws and rules of the Securities and Exchange Commission, directors and executive officers of the Company, as well as persons holding more than 10% of the Company's outstanding shares of Common Stock, are required to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange by certain specified due dates. Based solely on the Company's review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed, during fiscal 2000, all such reports that were required were filed on a timely basis with the exception of James E. Smith who filed a delinquent Form 4 in the month of February, 2000 which was due by November 10, 1999.

CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

    The Company, effective April 20, 1999, dismissed Deloitte & Touche, LLP, independent auditors, as its principal independent accountant. The dismissal was recommended by the Audit Committee of the Board of Directors.

    Deloitte & Touche, LLP's report on the Company's financial statements for fiscal years 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

    Effective April 22, 1999, following the recommendation of the Audit Committee, the Company engaged Arthur Andersen, LLP, independent public accountants, as its new principal independent accountant to audit the Company's financial statements. The Company did not consult Arthur Andersen, LLP during the two most recent fiscal years prior to the engagement with regard to any of the matters described in Item 304 (a) (1) and 304(a)(2) of Regulation S-K.

    A representative of Arthur Andersen, LLP will be present and available at the Meeting to answer questions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Buchalter, a director of the Company, is Of Counsel to the law firm of Buchalter, Nemer, Fields & Younger which provided legal services to the Company during fiscal 2000 and may do so in the future.

ADVANCE NOTICE PROCEDURES

    Under the Company's bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes shareholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934), or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws), not less than 50 nor more than 75 days prior to the meeting provided, however, that in the event that less than 65 days' prior public disclosure of the date of the meeting is made to shareholders, notice by a shareholder, to be timely, must be received no later than the close of business on the 15th day following the date of public disclosure. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of shareholders in 2001 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Secretary no later than March 27, 2001.

OTHER BUSINESS

    The Board of Directors is not aware of any matter which may properly be presented for action at the Meeting other than the matters set forth herein, but, should any other matter requiring a vote of the shareholders arise, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy, in the interests of the Company.

PROXIES AND SOLICITATIONS

    Proxies for the Meeting are being solicited by mail directly and through brokerage and bank institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally, by telephone, or by telegraph. The Company does not expect to pay an fees or compensation for the solicitation of proxies but may reimburse brokers and other persons who hold stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

AVAILABILITY OF FORM 10-K

    The Company's Annual Report on Form 10-K for the fiscal year ended
April 30, 2000, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, will be furnished to shareholders upon written request without charge. A copy may be requested by writing to David I. Sunkin, Vice President, Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211.

                                          By order of the Board of Directors

                                          [SIGNATURE]

                                          David I. Sunkin
                                          VICE PRESIDENT & GENERAL COUNSEL,
                                          SECRETARY

Beverly Hills, California
July 25, 2000

PROXY                          EARL SCHEIB, INC.

    Solicited on behalf of the Board of Directors of EARL SCHEIB, INC. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on August 25, 2000 at 10:00 A.M., at Le Meridien Hotel, 465 S. La Cienega Boulevard, Los Angeles, California.

    The undersigned hereby appoints John K. Minnihan and David I. Sunkin, or either one of them, as proxies, with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned on July 7, 2000 at the Meeting or at any adjournments thereof, on the proposal set forth below and in their discretion upon such other business as may properly come before the Meeting.

    The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.

1.   ELECTION OF DIRECTORS  / / FOR all nominees listed below                    / / WITHHOLD AUTHORITY
                            (EXCEPT AS MARKED TO THE CONTRARY BELOW)             TO VOTE FOR ALL NOMINEES LISTED BELOW.

   Christian K. Bement Stuart D. Buchalter Philip Wm. Colburn David Eisenberg
              Gregory J. Helm Alexander L. Kyman Daniel A. Seigel

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL WRITE THAT NOMINEE'S NAME
                          ON THE LINE PROVIDED BELOW)

--------------------------------------------------------------------------------

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

                    (CONTINUED FROM THE FRONT SIDE OF CARD)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Proxy Statement dated
    July 25, 2000 is acknowledged.

    Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.

                                              Date: ______________________, 2000

                                              __________________________________
                                                         (Signature)

                                              __________________________________
                                                         (Signature)

                                              Please sign exactly as your name
                                              appears hereon. When signing as
                                              attorney, executor, administrator,
                                              trustee, guardian or corporate
                                              officer, please include full
                                              title.